Exhibit 99.1

Benefitfocus, Inc. 843-284-1052 ext. 3527 pr@benefitfocus.com Investor Relations: Michael Bauer 843-284-1052 ext. 6654 michael.bauer@benefitfocus.com

Benefitfocus Announces First Quarter 2017 Financial Results

                Total revenue of $64.2 million grew 17% year-over-year

Charleston, S.C. – April 27, 2017 – Benefitfocus, Inc. (NASDAQ: BNFT), a leading provider of cloud-based benefits management software, today announced its first quarter 2017 financial results.

“Benefitfocus delivered a strong start to 2017, as our revenue and profitability exceeded the high-end of our guidance,” said Shawn Jenkins, Chief Executive Officer of Benefitfocus. “Demand for our platform drove 26% growth in our employer revenue and, once again, our software revenue retention rate was over 95%.”

Jenkins added, “Benefitfocus continues to make great strides toward establishing our cloud-based platform as the market standard. Our Q1 results reflect our ability to leverage the investments we have made in our products, technology and distribution to drive strong top-line growth and margin expansion, which we believe can generate long-term value for our shareholders.”

First Quarter 2017 Financial Highlights

Revenue

•	Total revenue was $64.2 million, an increase of 17% compared to the first quarter of 2016.
•	Software services revenue was $56.7 million, an increase of 16% compared to the first quarter of 2016.
•	Professional services revenue was $7.5 million, an increase of 28% compared to the first quarter of 2016.
•	Employer revenue was $40.6 million, an increase of 26% compared to the first quarter of 2016.
•	Insurance carrier revenue was $23.5 million, an increase of 4% compared to the first quarter of 2016.

Net Loss

•

GAAP net loss was ($7.7) million, compared to ($13.4) million in the first quarter of 2016. GAAP net loss per share was ($0.25), based on 30.7 million basic and diluted weighted average common shares outstanding, compared to ($0.46) for the first quarter of 2016, based on 29.2 million basic and diluted weighted average common shares outstanding.

Non-GAAP Net Loss and Adjusted EBITDA

•

Non-GAAP net loss was ($3.2) million, compared to ($8.6) million in the first quarter of 2016. Non-GAAP net loss per share was ($0.11), based on 30.7 million basic and diluted weighted average common shares outstanding, compared to ($0.29) for the first quarter of 2016, based on 29.2 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA was $3.6 million, compared to ($3.7) million in the first quarter of 2016.

See important disclosures about non-GAAP measures, and a reconciliation of them to GAAP, below.

Balance Sheet

•	Cash, cash equivalents and marketable securities at March 31, 2017 totaled $57.7 million, compared to $58.9 million at the end of the fourth quarter of 2016.

First Quarter and Recent Business Highlights

•	We ended the quarter with 853 large employer customers, up from 741 at the end of the year-ago period and 833 at the end of the fourth quarter of 2016.
•

We hosted our 7th annual One Place user conference in Orlando, Florida and announced enhancements to the BENEFITFOCUS® Platform that should accelerate system performance and provide a new level of data visibility to employers, insurance carriers, brokers and consultants.

•

We launched Benefitfocus Business Intelligence, which provides employers, insurance carriers, brokers and consultants with a new enterprise class reporting framework built on the Benefitfocus Data Cloud.

•	We launched Benefitfocus Account Services, which includes Consolidated Billing and Invoice Reconciliation.
•	We launched the Data Dashboard which, provides a calendar view of scheduled data transmissions across both inbound and outbound file transmissions.
•

In conjunction with unveiling an all-new Health Savings Account (HSA) experience, we announced that the Benefitfocus Platform enrolled employees in over 600,000 consumer-directed health accounts representing over $880 million in employee and employer contributions during open enrollment.

Business Outlook

Based on information available as of April 27, 2017, Benefitfocus is providing guidance for the second quarter and full year 2017 as indicated below.

Second Quarter 2017:

•	Total revenue is expected to be in the range of $61.5 million to $62.5 million.
•

Non-GAAP net loss is expected to be in the range of ($5.0) million to ($4.0) million, or ($0.16) to ($0.13) per share, based on 31.0 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA is expected to be in the range of $1.5 million to $2.5 million.

Full Year 2017:

•	Total revenue is expected to be in the range of $263.5 million to $268.5 million.
•

Non-GAAP net loss is expected to be in the range of ($11.5) million to ($7.5) million, or ($0.37) to ($0.24) per share, based on 30.9 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA is expected to be in the range of $13.0 million to $17.0 million.

See important disclosures about non-GAAP measures, and a reconciliation of them to GAAP, below.

Conference Call Details:

In conjunction with this announcement, Benefitfocus will host a conference call today, April 27, 2017, at 5:00 p.m. Eastern Time to discuss the company’s financial results. To access this call, dial (877) 407-9039 (domestic) or (201) 689-8470 (international). A live webcast, as well as the replay, of the conference call will be available on the Investor Relations page of the company’s website at http://investor.benefitfocus.com/. After the conference call, a replay will be available until May 4, 2017, and can be accessed by dialing (844) 512-2921 (domestic) or (412) 317-6671 (international) with passcode 13659163.

About Benefitfocus

Benefitfocus (NASDAQ: BNFT) provides a leading cloud-based benefits management platform that simplifies how organizations and individuals shop for, enroll in, manage and exchange benefits. Every day, leading employers, insurance companies and the consumers they serve rely on our platform to manage, scale and exchange benefits data seamlessly. In an increasingly complex benefits landscape, we bring order to chaos so our clients and their employees have access to better information, make better decisions and lead better lives. Learn more at www.benefitfocus.com, LinkedIn and Twitter.

Non-GAAP Financial Measures

The company uses certain non-GAAP financial measures in this release, including non-GAAP gross profit, operating loss, net loss, net loss per common share and adjusted EBITDA. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance or financial position that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

Non-GAAP gross profit, operating loss, net loss and net loss per share exclude stock-based compensation expenses and amortization of acquisition-related intangible assets and offering costs expensed, if any.  We define adjusted EBITDA as net loss before net interest, taxes, and depreciation and amortization expense, adjusted to eliminate stock-based compensation expense and expense related to the impairment of goodwill and intangible assets.  Beginning in the first quarter of 2017, we revised our definition of adjusted EBITDA to also exclude costs not core to our business.  The revision to the definition of adjusted EBITDA had no material impact on our reported adjusted EBITDA for the three months ended March 31, 2017 or prior periods. Please note that other companies might define their non-GAAP financial measures differently than we do.

Management presents  these non-GAAP financial measures in this release because it considers them to be important supplemental measures of performance. Management uses these non-GAAP financial measures for planning purposes, including analysis of the company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management believes that these non-GAAP financial measures provide additional insight for analysts and investors in evaluating the company's financial and operational performance. Management also intends to provide these non-GAAP financial measures as part of the company’s future earnings discussions and, therefore, their inclusion should provide consistency in the company’s financial reporting.

Non-GAAP financial measures have limitations as an analytical tool. Investors are encouraged to review the reconciliation of the non-GAAP measures to their most directly comparable GAAP measures provided in this release, including in the accompanying tables.

Safe Harbor Statement

Except for historical information, all of the statements, expectations, and assumptions contained in this press release are forward-looking statements. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include: our continuing losses and need to achieve profitability; our ability to maintain our culture and recruit and retain qualified personnel; fluctuations in our financial results; general economic risks; the immature and volatile market for our products and services; the need to innovate and provide useful products and services; risks related to changing healthcare and other applicable regulations; our ability to compete effectively; privacy, security and other risks associated with our business; and the other risk factors set forth from time to time in our SEC filings,  copies of which are available free of charge within the Investor Relations section of the Benefitfocus website at http://investor.benefitfocus.com/sec.cfm or upon request from our Investor Relations Department. Benefitfocus assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Source: Benefitfocus, Inc.

Benefitfocus, Inc.

Unaudited Consolidated Statements of Operations and Comprehensive Loss

(in thousands, except share and per share data)

	Three Months Ended March 31,
	2017	2016
Revenue	$64,171	$54,792
Cost of revenue (1)(2)	31,601	29,297
Gross profit	32,570	25,495
Operating expenses:(1)(2)
Sales and marketing	17,277	13,574
Research and development	12,181	15,015
General and administrative	7,757	8,395
Total operating expenses	37,215	36,984
Loss from operations	(4,645)	(11,489)
Other income (expense):
Interest income	27	56
Interest expense on building lease financing obligations	(1,860)	(1,716)
Interest expense on other borrowings	(1,062)	(198)
Other expense	(148)	–
Total other expense, net	(3,043)	(1,858)
Loss before income taxes	(7,688)	(13,347)
Income tax expense	–	5
Net loss	$(7,688)	$(13,352)
Comprehensive loss	$(7,688)	$(13,352)

Net loss per common share:
Basic and diluted	$(0.25)	$(0.46)
Weighted-average common shares outstanding:
Basic and diluted	30,658,468	29,213,198

(1) Stock-based compensation included in above line items:
Cost of revenue	$662	$548
Sales and marketing	1,332	632
Research and development	718	1,468
General and administrative	1,676	2,085

(2) Amortization of acquired intangible assets included in above line items:
Cost of revenue	$36	$36
Sales and marketing	13	10
Research and development	12	15
General and administrative	3	3

Benefitfocus, Inc.

Unaudited Consolidated Balance Sheets

(in thousands, except share and per share data)

	As of March 31, 2017	As of December 31, 2016
Assets
Current assets:
Cash and cash equivalents	$57,671	$56,853
Marketable securities	–	2,007
Accounts receivable, net	23,898	28,340
Accounts receivable, related party, net	3,393	4,626
Prepaid expenses and other current assets	5,838	4,449
Total current assets	90,800	96,275
Property and equipment, net	78,032	80,518
Intangible assets, net	343	408
Goodwill	1,634	1,634
Other non-current assets	1,227	1,575
Total assets	$172,036	$180,410
Liabilities and stockholders' deficit
Current liabilities:
Accounts payable	$5,024	$5,829
Accrued expenses	10,133	10,867
Accrued compensation and benefits	10,754	17,347
Deferred revenue, current portion	29,545	35,426
Revolving line of credit, current portion	14,000	20,000
Financing and capital lease obligations, current portion	3,154	2,604
Total current liabilities	72,610	92,073
Deferred revenue, net of current portion	39,366	40,412
Revolving line of credit, net of current portion	34,246	20,246
Financing and capital lease obligations, net of current portion	57,137	57,934
Other non-current liabilities	2,834	3,056
Total liabilities	206,193	213,721
Commitments and contingencies
Stockholders' deficit:
Preferred stock, par value $0.001, 5,000,000 shares authorized, no shares issued and outstanding at March 31, 2017 and December 31, 2016	–	–
Common stock, par value $0.001, 50,000,000 shares authorized, 30,786,234 and 30,429,014 shares issued and outstanding at March 31, 2017 and December 31, 2016, respectively	30	30
Additional paid-in capital	342,292	335,059
Accumulated deficit	(376,479)	(368,400)
Total stockholders' deficit	(34,157)	(33,311)
Total liabilities and stockholders' deficit	$172,036	$180,410

Benefitfocus, Inc.

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended March 31,
	2017	2016
Cash flows from operating activities
Net loss	$(7,688)	$(13,352)
Adjustments to reconcile net loss to net cash and cash equivalents used in operating activities:
Depreciation and amortization	4,005	3,043
Stock-based compensation expense	4,388	4,733
Interest accrual on financing obligation	1,873	1,716
Loss on disposal or impairment of property and equipment	148	–
Provision for doubtful accounts	22	(22)
Changes in operating assets and liabilities:
Accounts receivable, net	5,654	(3,562)
Accrued interest on short-term investments	7	130
Prepaid expenses and other current assets	(1,389)	(2)
Other non-current assets	349	(508)
Accounts payable	(899)	(3,911)
Accrued expenses	(140)	2,715
Accrued compensation and benefits	(6,594)	(5,304)
Deferred revenue	(6,927)	(5,419)
Other non-current liabilities	(222)	(75)
Net cash and cash equivalents used in operating activities	(7,413)	(19,818)
Cash flows from investing activities
Purchases of short-term investments held to maturity	–	(2,004)
Proceeds from maturity of short-term investments held to maturity	2,000	26,525
Purchases of property and equipment	(2,103)	(2,610)
Net cash and cash equivalents (used in) provided by investing activities	(103)	21,911
Cash flows from financing activities
Draws on revolving line of credit	28,000	–
Payments on revolving line of credit	(20,000)	(25,000)
Proceeds from exercises of stock options and ESPP	2,454	163
Remittance of taxes upon vesting of restricted stock units	–	(202)
Payments on financing and capital lease obligations	(2,120)	(2,875)
Net cash and cash equivalents provided by (used in) financing activities	8,334	(27,914)
Net increase (decrease) in cash and cash equivalents	818	(25,821)
Cash and cash equivalents, beginning of period	56,853	48,074
Cash and cash equivalents, end of period	$57,671	$22,253

Supplemental disclosure of non-cash investing and financing activities
Property and equipment purchases in accounts payable and accrued expenses	$200	$428
Property and equipment purchased with financing and capital lease obligations	$—	$733
Post contract support purchased with financing obligations	$—	$1,048

Benefitfocus, Inc.

Unaudited Reconciliation of GAAP to Non-GAAP Measures

(in thousands, except share and per share data)

	Three Months Ended March 31,
	2017	2016
Reconciliation from Gross Profit to Non-GAAP Gross Profit:
Gross profit	$32,570	$25,495
Amortization of acquired intangible assets	36	36
Stock-based compensation expense	662	548
Total net adjustments	698	584
Non-GAAP gross profit	$33,268	$26,079

Reconciliation from Operating Loss to Non-GAAP Operating Loss:
Operating loss	$(4,645)	$(11,489)
Amortization of acquired intangible assets	64	64
Stock-based compensation expense	4,388	4,733
Total net adjustments	4,452	4,797
Non-GAAP operating loss	$(193)	$(6,692)

Reconciliation from Net Loss to Adjusted EBITDA:
Net loss	$(7,688)	$(13,352)
Depreciation	3,111	2,353
Amortization of software development costs	830	626
Amortization of acquired intangible assets	64	64
Interest income	(27)	(56)
Interest expense on building lease financing obligations	1,860	1,716
Interest expense on other borrowings	1,062	198
Income tax expense	—	5
Stock-based compensation expense	4,388	4,733
Total net adjustments	11,288	9,639
Adjusted EBITDA	$3,600	$(3,713)

Reconciliation from Net Loss to Non-GAAP Net Loss:
Net loss	$(7,688)	$(13,352)
Amortization of acquired intangible assets	64	64
Stock-based compensation expense	4,388	4,733
Total net adjustments	4,452	4,797
Non-GAAP net loss	$(3,236)	$(8,555)

Calculation of Non-GAAP Earnings Per Share:
Non-GAAP net loss	$(3,236)	$(8,555)

Weighted average shares outstanding - basic and diluted	30,658,468	29,213,198
Shares used in computing non-GAAP net loss per share - basic and diluted	30,658,468	29,213,198
Non-GAAP net loss per common share - basic and diluted	$(0.11)	$(0.29)

Benefitfocus, Inc.

Unaudited Reconciliation of GAAP to Non-GAAP Guidance Ranges

(in millions, except per share data)

	Second Quarter 2017		Full Year 2017
	Range		Range
	Low	High	Low	High
Reconciliation from Net Loss Guidance to Adjusted EBITDA Guidance:
Net loss - Guidance range	$(9.9)	$(8.9)	$(31.7)	$(27.7)
Depreciation and amortization	4.0	4.0	14.9	14.9
Interest income	—	—	—	—
Interest expense	2.6	2.6	10.0	10.0
Income tax expense	—	—	—	—
Stock-based compensation expense	4.8	4.8	19.8	19.8
Total net adjustments	11.4	11.4	44.7	44.7
Adjusted EBITDA - Guidance range	$1.5	$2.5	$13.0	$17.0

Reconciliation from Net Loss Guidance to Non-GAAP Net Loss Guidance:
Net loss - Guidance range	$(9.9)	$(8.9)	$(31.7)	$(27.7)
Amortization of acquired intangible assets	0.1	0.1	0.4	0.4
Stock-based compensation expense	4.8	4.8	19.8	19.8
Total net adjustments	4.9	4.9	20.2	20.2
Non-GAAP net loss - Guidance range	$(5.0)	$(4.0)	$(11.5)	$(7.5)

Calculation of Non-GAAP Earnings Per Share Guidance:
Non-GAAP net loss - Guidance range	$(5.0)	$(4.0)	$(11.5)	$(7.5)

Weighted average shares outstanding - basic and diluted	31.0	31.0	30.9	30.9
Shares used in computing non-GAAP net loss per share - basic and diluted	31.0	31.0	30.9	30.9
Non-GAAP net loss per common share - basic and diluted	$(0.16)	$(0.13)	$(0.37)	$(0.24)